UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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SIERRA MONITOR CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIERRA MONITOR CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 31, 2017

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Sierra Monitor Corporation (we,” the “Company” or “Sierra Monitor). The Annual Meeting will be held on Wednesday, May 31, 2017 at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting and submit your questions during the meeting by visiting www.meetingcenter.io/246024459 with the password SRMC2017. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect the Board of Directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

2.	To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To hold a non-binding vote to approve the Company’s executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

These items of business are more fully described in the Proxy Statement, which accompanies this Notice of Annual Meeting. Please read the Proxy Statement carefully.

Only shareholders of record at the close of business on April 10, 2017 are entitled to vote at the Annual Meeting. If you attend the virtual Annual Meeting, you will be able to vote and submit questions during the meeting by following the instructions at www.meetingcenter.io/246024459 and using the password SRMC2017. The Annual Report on Form 10-K for the year ended December 31, 2016 was filed with the Securities Exchange Commission on March 22, 2017 and is available for review on the Sierra Monitor investor relations web site. This Notice and the Proxy Statement are first being mailed and made available to shareholders on or about April 24, 2017. Whether or not you plan to attend the virtual Annual Meeting, please vote at //www.investorvote.com/SRMC or by phone by calling toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone or complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. The Proxy Statement describes the proxy voting in more detail.

By Order of the Board,

/s/ Gordon R. Arnold
Gordon R. Arnold
Secretary

Milpitas, California

April 24, 2017

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YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the VIRTUAL Annual Meeting, we urge you to submit your vote online at www.INVESTORVOTE.COM/SRMC OR BY CALLING TOLL FREE 1-800-652-VOTE (8683) WITHIN THE USA, US TERRITORIES & CANADA ON A TOUCH TONE TELEPHONE or via mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

The Proxy Statement and Annual Report on Form 10-K are available at www.investor.sierramonitor.com.

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SIERRA MONITOR CORPORATION

PROXY STATEMENT FOR

2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2017

INFORMATION CONCERNING SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Sierra Monitor Corporation (“we,” the “Company” or “Sierra Monitor”) for use at the Company’s 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 31, 2017, at 10:00 a.m., Pacific time, or at any continuations, adjournments or postponements of the Annual Meeting. The purposes of the Annual Meeting are described in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The Annual Meeting will be held via live webcast at www.meetingcenter.io/246024459 with the password SRMC2017.

This Proxy Statement and the accompanying form of proxy are being mailed, and made available on the Internet at www.investor.sierramonitor.com beginning on or about April 24, 2017, to shareholders entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission (“SEC”) on March 22, 2017, includes our financial statements. Shareholders may obtain a copy of this Proxy Statement, the Company’s Annual Report on Form 10-K and form of proxy, without charge, by sending a written request with such shareholder’s name and mailing address to: Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Secretary, calling the Company at 800-727-4377, or by sending an email with such shareholder’s name and mailing address to investor_relations@sierramonitor.com. The Company will promptly deliver a Proxy Statement, Annual Report and/or proxy card upon receipt of such request. Our Annual Report on Form 10-K and any exhibits thereto may also be obtained from the SEC’s website at www.sec.gov or our Company investor relations website at www.investor.sierramonitor.com. Our telephone number is 800-727-4377.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Why is the Company soliciting my proxy?

Our Board is soliciting your proxy to vote at the Annual Meeting to be held at our headquarters on May 31, 2017 at 10:00 a.m., Pacific Time, and any adjournments or postponements of the meeting. This Proxy Statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you this Proxy Statement, the Notice of Annual Meeting of Shareholders and the proxy card because you owned shares of the Company’s common stock as of the close of business on April 10, 2017, which is referred to as the “Record Date.”

Who may vote?	You may vote at the Annual Meeting if you owned your shares as of the close of business of the Record Date. As of the Record Date, we had a total of 10,181,553 shares of Common Stock, par value $0.001 per share (the “Common Stock”) outstanding, which were held of record by approximately 123 shareholders. As of the Record Date, we had no shares of preferred stock outstanding.

How many votes do I have?	On each proposal to be voted upon, you are entitled to one vote for each share of Common Stock that you own as of the Record Date. For Proposal One (election of directors), shareholders may “cumulate” votes. See section entitled “What vote is required for the proposals?” for additional information on this procedure.

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How do I vote my proxy?

Whether you plan to attend the virtual Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate.

If your shares of Common Stock are held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your shares by either voting online at www.investorvote.com/SRMC or by calling toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone or by mail.

To vote on the Internet	Please submit your vote online www.investorvote.com/SRMC.

To vote by phone	Please submit your vote by phone by calling toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. Follow the instructions provided by the recorded message

To vote by mail	Sign and return the proxy card in the enclosed postage-paid and addressed envelope. If you receive more than one proxy card, your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

To vote while attending the Annual Meeting on the Internet

If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote while attending the Annual Meeting on the Internet.

If your shares are held in the name of your broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If this is the case you must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee on how to vote your shares.

How will the proxy holders vote?

If you provide instructions in your completed proxy card, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted:

•     “FOR” the election of all of the directors listed in Proposal One;

•     “FOR” ratification of the appointment of Squar Milner LLP as our independent registered public accounting firm listed in Proposal Two; and

•     “FOR” the non-binding shareholder approval of executive compensation listed in Proposal Three.

What matters are being presented at the Annual Meeting?	We are not aware of any matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders and this Proxy Statement.

Will the proxy holders have discretionary voting power?	If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares on the new Annual Meeting date as well, unless you have subsequently revoked your proxy.

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How can I change my vote?

If you are a holder of record and would like to change your vote, you can do so in the following ways:

•     deliver written notice of the revocation of your proxy to our Secretary prior to the Annual Meeting;

•     deliver a properly executed, later dated proxy prior to the Annual Meeting;

•     vote again on a later date on the Internet (only your latest proxy submitted prior to the Annual Meeting will be counted); or

•     at the virtual Annual Meeting by following the instructions at www.meetingcenter.io/246024459 with the password SRMC2017.

Please note that your attendance at the virtual Annual Meeting in and of itself is not enough to revoke your proxy.

If your shares are held by a broker, bank or other nominee, you must contact them in order to find out how to change your vote.

What do I need to do to attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our common stock as of the close of business on April 10, 2017 or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the virtual Annual Meeting and submit your questions during the Annual Meeting by visiting www.meetingcenter.io/246024459 with the password SRMC2017. You also will be able to vote your shares electronically at the Annual Meeting.

To participate in the virtual Annual Meeting, you will need the control number included on your Notice or proxy card. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The live webcast will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

How do I register to attend the Annual Meeting virtually on the internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

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To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Sierra Monitor Corporation holdings along with your name and email address to Computershare. Requests for registration should be directed to:

Computershare
Sierra Monitor Corporation Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 24, 2017.

You will receive a confirmation of your registration by email after we receive your registration materials.

Why are you holding a virtual meeting instead of a physical meeting?	We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

Who is paying the cost of this proxy solicitation?	We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this.

What constitutes a quorum for the Annual Meeting?	The Annual Meeting will be held if a majority of our outstanding shares of Common Stock entitled to vote at the Annual Meeting are represented in person or by proxy.

What are the recommendations of the Board?

Our Board recommends that you vote:

•      “FOR” the election of each of the director nominees to the Board;

•     “FOR” the ratification of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•     “FOR” the non-binding shareholder approval of executive compensation.

What vote is required for the proposals?

For Proposal One (Election of Directors), the nominees receiving the highest number of “FOR” votes in person or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified. For Proposal One (Election of Directors), shareholders may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected (four) multiplied by the number of votes to which the shareholder’s shares are entitled, or a shareholder may distribute votes on the same principle as the shareholder sees fit, provided that votes may not be cast for more than four candidates. In order to cumulate votes, a shareholder must give notice to the Company prior to the voting on Proposal One of the intention to cumulate votes. As of the date of this Proxy Statement, we have not received notice that any shareholder has requested the ability to cumulate votes for directors.

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For Proposal Two (Ratification Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017), ratification requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

For Proposal Three (Non-binding vote to approve the Company’s executive compensation), approval requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

How are abstentions, withheld, and broker non-votes counted?

We treat shares that are voted “WITHHELD” or “ABSTAIN” in person or by proxy as being:

•     present for purposes of determining whether or not a quorum is present at the Annual Meeting; and

•     entitled to vote on a particular subject matter at the Annual Meeting.

Therefore, a “WITHHELD” or “ABSTAIN” vote is the same as voting against a proposal that has a required, affirmative voting threshold, such as Proposal Two and Proposal Three but will have no effect on Proposal One, for the election of our directors, which is determined by a plurality of votes.

If you hold your Common Stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a broker non-vote) unless you have given the broker voting instructions. In particular if you hold your Common Stock through a broker, it is critical that you give your broker voting instructions if you want your vote to count in Proposal One (Election of Directors) or Proposal Three (Non-binding vote to approve the Company’s executive compensation). Certain regulations restrict the ability of your broker to vote your uninstructed shares on a discretionary basis in the election of directors and, with respect to non-binding votes to approve the Company’s executive compensation. Thus, if you hold your Common Stock through a broker and you do not instruct your broker how to vote on Proposal One or Proposal Three it will be considered a broker non-vote and no votes will be cast on your behalf with respect to the relevant proposal or proposals. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

For Proposal Two, your broker will continue to have discretion to vote your shares on this matter even if no instructions are received by you.

If you are a shareholder of record and you do not sign and return a proxy card or you do not otherwise cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

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How can I find the voting results of the 2017 Annual Meeting?	We will announce the results for the proposals voted upon at the 2017 Annual Meeting in a Form 8-K filed within four business days after the 2017 Annual Meeting.

What is the deadline for receipt of shareholder proposals for the 2018 Annual Meeting?

Shareholders may present proposals for action at a future annual meeting only if they comply with the requirements of the proxy rules established by the SEC. Shareholder proposals, including nominations for the election of directors, which are intended to be presented by such shareholders at our 2018 Annual Meeting of Shareholders must be received by us no later than December 24, 2017 to be considered for inclusion in the proxy statement and proxy card relating to that meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2017

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.investor.sierramonitor.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

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PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

The Board is currently comprised of five members. The Board has authorized the nomination at the Annual Meeting of the four persons named below as nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees listed below, each of whom is currently a director of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the current Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold offices until the next annual meeting of shareholders and until their successors are elected and qualified. The names of the four nominees and certain information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since

Varun Nagaraj	51	President, Chief Executive Officer and Director of the Company	2014

Gordon R. Arnold	71	Executive Chairman, Secretary and Director of the Company	1989

C. Richard Kramlich	81	Director of the Company, Co-Founder, New Enterprise Associates – Venture Capital	1989

Robert C. Marshall	85	Director of the Company, Managing Director, Selby Venture Partners	1989

Varun Nagaraj joined the Company as President and Chief Executive Officer in July 2014, from Echelon Corporation, where he was senior vice president and general manager of the Industrial Internet of Things (IIoT) division. Previously, he served as president and chief executive officer of NetContinuum, a leading provider of Web Application Firewalls, acquired by Barracuda Networks in 2007. Mr. Nagaraj received his Electrical Engineering degree from the Indian Institute of Technology, Bombay; a Master of Science degree from North Carolina State University; and his Master of Business Administration degree from Boston University. Mr. Nagaraj’s specific qualifications and experience to serve as an officer and a member of our Board include his technical and business management education and more than twenty five years of experience serving as an officer and a board member.

Gordon R. Arnold joined Sierra Monitor Corporation, a California corporation (“Old Sierra”), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer of Old Sierra in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation (“UMF”), and UMF changed its name to “Sierra Monitor Corporation.” Mr. Arnold served as the Company’s President, Chief Executive Officer and Chief Financial Officer since the merger and as the Company’s Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 and he became Executive Chairman in July 2014. He is a past President of the Measurement Control and Automation Association. Mr. Arnold’s specific qualifications and experience to serve as a member of our Board include his business management education, more than forty years of direct industry experience and over thirty-five years of full-time employment as an executive of the Company.

C. Richard Kramlich has been a director of the Company since 1980. Mr. Kramlich, who has more than thirty-five years of venture capital experience, is a co-founder of New Enterprise Associates, a venture capital firm. Mr. Kramlich is presently a director of Zhone Technologies and has been since 1999. He received a Master’s in Business Administration from the Harvard University Graduate School of Business and a Bachelor of Science in History from Northwestern University. Mr. Kramlich’s specific qualifications and experience to serve as a member of our Board include over thirty years as managing general partner of a highly successful venture capital company, his membership on numerous boards of private and public companies, and over thirty years of participation on our Board.

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Robert C. Marshall has been a director of the Company since 1998. Since 1997, Mr. Marshall has been the Managing General Partner of Selby Venture Partners, a venture capital firm. Mr. Marshall received a Bachelor’s degree in Electrical Engineering from Heald Engineering and an MBA from Pepperdine University. Mr. Marshall’s specific qualifications and experience to serve as a member of our Board include his participation in the founding of the first redundant computer manufacturing company, his founding of a highly successful venture capital company, his involvement in the management and turn-around of various electronic companies and his seventeen-year participation on our Board.

Vote Required

The four nominees receiving the highest number of affirmative votes of the shares of the Company’s Common Stock that are present in person or by proxy and are entitled to vote at the Annual Meeting shall be elected as directors of the Company. Votes withheld from election of any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law. Shareholders may cumulate votes in the election of directors.

Recommendation of the Board

The Board recommends VOTING “FOR” the re-election of the above-named directors to the Board.

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INFORMATION ABOUT OUR BOARD

Board Leadership Structure and Role in Risk Oversight

Our Executive Chairman, Gordon R. Arnold, has been appointed Chairman of the Board annually by the independent Directors. While we have no formal arrangement for a lead independent director, the Executive Chairman maintains frequent communication with director C. Richard Kramlich. Mr. Kramlich functions as if he is the lead independent director through his advice to the Company and his communication with the other directors.

The current leadership structure is appropriate due to the small size of the Company and the low number of officers (five) and independent directors (currently three, proposed to be two given Jay T. Last is not standing for reelection). Due in part to the significant continuity in the Company’s leadership structure over the past fifteen years, the independent directors are satisfied that the Executive Chairman has the education, experience and judgment necessary to perform the functions of Chairman of the Board.

The members of the Board are proactive in both their formal and their informal interface with the Company. The two independent Board members will also comprise the Audit Committee. The Board and the Audit Committee meet formally on a quarterly basis. The members receive periodic briefings from the independent auditors and they require regular reports regarding the Company’s internal controls practices and third party audits. The Board believes that maintaining the current structure of combined Executive Chairman and Chairman of the Board positions is appropriate due to its confidence in Mr. Arnold and his broad skills in investing, managing and directing numerous other public and private companies.

Risk is inherent with every business and the Board as a whole is responsible for overseeing our risk management function. The Board meets regularly to receive Audit Committee reports, as well as management reports with respect to areas of material risk to the Company, including legal, operational, financial and strategic risks. In addition, the Audit Committee oversees and reviews at least annually our policies related to risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Director Independence

While shares of the Company’s Common Stock are traded on an over-the-counter market, the Board uses the rules of the NASDAQ Stock Market as a benchmark in determining director independence. Based on the review by the Board of all relevant information, the Board has determined that each of our directors and director nominees, other than Messrs. Arnold and Nagaraj, are “independent” as defined under the rules of the NASDAQ Stock Market. Since Mr. Last is not standing for reelection as a director, going forward the proposed Board shall not be comprised of a majority of independent directors and instead will include two “independent” directors (Messrs. Kramlich and Marshall) and two directors who do not meet the definition of “independent” directors (Messrs. Arnold and Nagaraj), as determined by our Board using the definition provided under the rules of the NASDAQ Stock Market.

Board Meetings and Committees

The Board held five meetings during the fiscal year ended December 31, 2016. We encourage our directors to attend the Annual Meeting and all of our directors have attended our 2016 Annual Meeting of Shareholders. During fiscal year 2016, each current director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served. The Board has a standing Audit Committee but does not have a standing nominating or compensation committee or any other committees performing similar functions.

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Audit Committee

The Audit Committee is primarily responsible for overseeing the services performed by the Company’s independent registered public accounting firm and internal audit processes, evaluating the Company’s accounting policies and its system of internal controls and reviewing significant financial transactions. The Audit Committee met four times during fiscal year 2016. Messrs. Kramlich, Last and Marshall were the members of the Audit Committee during 2016. Messrs. Kramlich and Marshall will serve as the members of the Audit Committee in 2017 until the earlier of their resignation, removal or appointment of a successor. The Board has previously approved and adopted an Audit Committee Charter, a copy of which may be obtained at the Company’s website at http://www.investor.sierramonitor.com/corporate-governance.cfm?sect=documents.

Independence; Audit Committee Financial Expert

As stated above, the shares of the Company’s Common Stock are traded on an over-the-counter system, the Board has elected to apply the rules of the NASDAQ Stock Market in determining director independence. The Board believes that all Audit Committee members are independent directors as defined by the rules of the SEC and under the rules of the NASDAQ Stock Market. The Board has determined that the Company has at least one audit committee financial expert serving on its Audit Committee. C. Richard Kramlich is the Company’s audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Nominating Committee

The Board has no standing nominating committee nor does it have a committee performing similar functions. Furthermore, it has no nominating committee charter. In light of the relatively small size of the Company and the number of directors, the Board has determined that it is more efficient for the entire Board to consider nominees for director instead of a separate nominating committee. The Board will continue to evaluate on an ongoing basis the desirability of a separate nominating committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

The Board has no formal policy with regard to the consideration of any director candidates recommended by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. Nevertheless, the Board will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board should direct the recommendation in writing to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035, Attention: Secretary. The candidate recommended should possess the qualities that are necessary for any member of the Board, as described in the guidelines set forth below.

The guidelines of the Board for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or the Board, are as follows:

•	Regular review of the current composition and size of the Board.

•	Regular review of the qualifications of any candidates. Such review may include a review solely of information provided to the Board and also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Board deems proper.

•	The Board may evaluate its performance as a whole and evaluate the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of shareholders.

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•	The Board may consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. The Board seeks highly-qualified and experienced candidates, but presently has no stated minimum qualifications that must be met by each candidate. In evaluating the qualifications of the candidates, the Board considers many factors, including issues of character, judgment, independence, background, expertise, diversity of experience, length of service, other commitments and the like. The Board evaluates such factors, among others, and does not assign any particular weight or priority to any of these factors. Also, the Board considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Board believes that candidates and nominees must reflect a board comprised of directors who: (i) are mostly independent, (ii) are of high integrity, (iii) have qualifications that will increase the overall effectiveness of the board and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

In addition, while we do not have a formal written policy on director diversity, the Board also considers diversity when reviewing the overall composition of the Board and considering the slate of nominees for annual election to the Board and the appointment of individual directors to the Board. Diversity, in this context, includes factors such as experience, specialized expertise, geographic location, cultural background, gender and ethnicity.

Corporate Governance

As part of our system of corporate governance, we adopted a code of business conduct and ethics that applies to all directors, officers and employees. Our code of business conduct and ethics is posted on our website at www.investor.sierramonitor.com (by including the foregoing Internet address link, we do not intend to incorporate by reference to this Proxy Statement material not specifically referenced herein). We intend to disclose any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above. The inclusion of our website address in this report does not include or incorporate by reference the information on our website into this report.

Compensation of Directors

The following table shows for the fiscal year ended December 31, 2016, the compensation earned by our directors, other than Mr. Nagaraj, which is discussed below under “Executive Compensation and Other Matters.” During the fiscal year ended December 31, 2016, Mr. Arnold earned the compensation set forth below the table for serving as our Executive Chairman. Mr. Arnold, our Executive Chairman, and Mr. Nagaraj, our President and Chief Executive Officer, do not receive compensation for serving on our Board.

Name	Fees earned or paid in cash ($) (1)	Total ($)
C. Richard Kramlich	400	400
Jay T. Last	400	400
Robert Marshall	400	400

(1)	All independent, non-employee directors receive a payment of $100 per meeting of the Board.

	Fiscal Year	Salary (1)	Bonus (1)	Equity Awards	Non-Equity Incentive Plan Compensation	All Other Compensation (1)		Total
Gordon Arnold	2016	$248,000	$—	$—	$—	$687	(2)	$248,687

(1)	Compensation paid to Mr. Arnold in his capacity as our Executive Chairman.
(2)	Represents a $500 contribution by the Company under its 401(k) plan, and $187 life insurance premium paid in 2016.

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Compensation of Executive Officers

The Board has no standing compensation committee nor does it have a committee performing similar functions. Furthermore, it has no compensation committee charter. In light of the relatively small size of the Company, the Board has determined that it is more efficient for the Chief Executive Officer to determine and recommend the amount and form of executive and director compensation to be approved by the entire Board. The Board will continue to evaluate on an ongoing basis the desirability of a separate compensation committee, and will establish such a committee when, if at all, it deems that doing so would benefit the Company.

With the exception of stock option grants that are approved by the Board, the Chief Executive Officer establishes executive officer target compensation each year coincident with wage reviews of all employees. The two primary components of officer compensation are base salary and performance based bonuses.

The Chief Executive Officer establishes annual salary levels based on a combination of factors including competitive salary benchmarks and individual performance. Executive team bonuses are based on corporate financial performance targets.

Communicating with Our Directors

Shareholders may contact any or all of our directors directly by writing to them at Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, CA 95035, Attn: Board of Directors.

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Report of the Audit Committee of the Board

The material in this report shall not be deemed to be (i)“soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The report shall not be deemed incorporated by reference into any filing of Sierra Monitor Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent we specifically incorporate the report by reference into such filing.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2016 with the Company’s management.

The Audit Committee has discussed with Squar Milner LLP (“Squar Milner”) those matters required to be discussed by Statement of Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Squar Milner has discussed with the Audit Committee that firm’s independence from management and the Company and provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for fiscal year 2016, as filed with the SEC on March 22, 2017. The foregoing report is respectfully submitted by the following members of the Company’s Board, who constitute the Audit Committee:

C. Richard Kramlich, Chairman

Jay T. Last

Robert C. Marshall

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PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Squar, Milner as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2017. Squar Milner previously audited the Company’s financial statements from fiscal year 2003 through the fiscal year ended December 31, 2016.

It is expected that representatives of Squar Milner will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to answer any appropriate questions.

Principal Accountant Fees and Services

The aggregate fees billed for professional accounting services by Squar Milner for the fiscal years ended December 31, 2016 and 2015 are as follows:

Audit Fees

The aggregate fees billed by Squar Milner for professional services rendered for the reviews of the condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of fiscal years 2016 and 2015, and for their audit of the annual financial statements for each of fiscal years ended December 31, 2016 and 2015 were $79,700 and $77,700, respectively.

Tax Fees

There were no fees billed by Squar Milner for tax services in the fiscal years 2016 and 2015 as the Company engaged another firm for tax preparation/consulting.

Audit-Related Fees

The aggregate fees billed by Squar Milner for audit-related services in each of fiscal years 2016 and 2015 were $5,900 and $7,400, respectively.

All Other Fees

During fiscal years 2016 and 2015, the Company did not engage Squar Milner to provide products or services other than those reported under the sections above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

All services, whether audit or non-audit services, performed by Squar Milner must be pre-approved by the Audit Committee. Pre-approval must be obtained before Squar Milner performs the services but cannot be obtained more than a year before performance begins. Approval can be for general classes of permitted services such as “annual audit services” or “tax consulting services.” A written engagement letter, including a description of the permitted services, the dates of the engagement and the fees for such services, must be approved in accordance with these procedures before performance begins.

Percentage of Audit Fees Pre-Approved

During fiscal years 2016 and 2015, 100% of all audit and permissible non-audit services were pre-approved by the Audit Committee.

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Independence of Squar Milner

The Audit Committee has determined that the accounting advice provided by Squar Milner is compatible with maintaining Squar Milner’s independence.

Vote Required

Although shareholder ratification of Squar Milner as the Company’s independent registered public accountants is not required by law, as a matter of good corporate governance, we are requesting that our shareholders ratify the appointment. To ratify the appointment of Squar Milner as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017, the affirmative vote of a majority of shares of the Company’s Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting is required.

Recommendation of the Board

The Board UNANIMOUSLY recommends VOTING “FOR” the ratification of the appointment of Squar Milner as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

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PROPOSAL THREE:
NON-BINDING VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this Proxy Statement. The Company currently holds such an advisory vote annually, and this proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on us or our Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices. Our Board values the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

Our compensation philosophy with respect to executive officers is designed to attract, retain, motivate and reward highly qualified executives who contribute to the success of the Company and its shareholders. To achieve these goals, we strive to provide a comprehensive compensation package for each executive officer that is competitive with those offered by companies of similar type and size, in the same geographical area and whose executives perform functions similar to those performed by our executives.

Accordingly, the Board recommends that shareholders vote in favor of the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the related footnotes and narrative disclosures.”

Vote Required

If a quorum is present, the affirmative vote of the holders of a majority of the shares present and entitled to vote is necessary to approve the non-binding vote to approve the Company’s executive compensation.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NON-BINDING VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION.

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Executive Officers

As of April 10, 2017 the current executive officers of the Company and their ages are as follows:

Name	Age	Position
Gordon R. Arnold	71	Executive Chairman, Secretary and Director
Varun Nagaraj	51	President, Chief Executive Officer
Michael C. Farr	59	Vice President, Operations
Anders B. Axelsson	57	Vice President, Sales and Marketing
Tamara S. Allen	50	Chief Financial Officer

See section entitled “Proposal One: Election of Directors – Nominees” for Messrs. Arnold’s and Mr. Nagaraj’s biographical information.

Michael C. Farr joined Old Sierra in December 1983 as Operations Manager. He became Vice President of Operations in May 1986. Since the merger between Old Sierra and UMF, Mr. Farr has served as Vice President of Operations of the Company. His strong production control and operations management background resulted in the Company’s attainment of ISO-9001 registration for the Company’s quality system, and has supported the Company’s growth through multiple transitions of its supply chain process, partners, and systems.

Anders B. Axelsson joined the Company in January 2014 as Vice President of Sales and Marketing. Prior to joining the Company, Mr. Axelsson served for over ten years as senior vice president of sales, marketing and business development of ELON. During his Echelon tenure, Mr. Axelsson also served on LonMark International’s board of directors. Mr. Axelsson intends to depart from his position as Vice President of Sales and Marketing of the Company effective May 5, 2017.

Tamara S. Allen has served as the Company’s Chief Financial Officer since April 2014, having been Controller since March 2005. Ms. Allen joined the Company in January 1996. Prior to joining the Company, Ms. Allen held various finance and accounting positions at Philips Semiconductors and served on the board of directors for Horizon West Federal Credit Union.

There are no family relationships between any of the directors or executive officers of the Company or any of the nominees referenced in this Proxy Statement.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under the SEC’s rules, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares.

The following table sets forth certain information as of April 10, 2017, regarding beneficial ownership of our Common Stock by:

•	each person who is known to us to own beneficially more than 5% of our Common Stock;

•	each director and each nominee for election as our director;

•	each executive officer named in the Summary Compensation Table of this Proxy Statement; and

•	all of our current directors and executive officers as a group.

The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person and information supplied to us by such person. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days after April 10, 2017 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

Five-Percent Shareholders, Directors and Executive Officers (1)	Amount and Nature of Beneficial Ownership (2)
	Number of Shares	Percent of Total Outstanding (10)
Five-Percent Shareholders:
	—	—
Directors and Executive Officers:
C. Richard Kramlich (3)	2,767,688	27.2%
Jay T. Last, Ph.D. (4)	2,052,475	20.2%
Gordon R. Arnold (5)	1,198,007	11.7%
Robert C. Marshall	368,587	3.6%
Michael C. Farr (6)	169,594	1.7%
Tamara S. Allen (7)	159,279	1.6%
Varun Nagaraj (8)	440,621	4.1%
Anders B. Axelsson (9)	430,009	4.1%
All directors and executive officers as a group (8 persons)	7,586,260	74.0%

(1)	Unless otherwise indicated, the business address of each of the directors and executive officers listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.
(2)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)	Includes 211,500 shares of common stock held by Pamela P. Kramlich, Mr. Kramlich’s wife.

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(4)	Includes an aggregate of 14,200 shares of common stock held by Deborah R. Last, Dr. Last’s wife.
(5)	Includes (i) 1,098,007 shares of common stock held by The Gordon and Isabel Arnold Trust, of which Mr. Arnold is a grantor and trustee and (ii) an aggregate of 100,000 shares of common stock subject to stock options exercisable within 60 days of April 10, 2017.
(6)	Includes an aggregate of 32,917 shares of common stock subject to stock options exercisable within 60 days of April 10, 2017.
(7)	Includes an aggregate of 93,334 shares of common stock subject to stock options exercisable within 60 days of April 10, 2017.
(8)	Includes an aggregate of 437,500 shares of common stock subject to stock options exercisable within 60 days of April 10, 2017.
(9)	Includes an aggregate of 427,083 shares of common stock subject to stock options exercisable within 60 days of April 10, 2017.
(10)	Shares outstanding includes an aggregate of 653,334 shares of common stock subject to stock options exercisable within 60 days of April 10, 2017.

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EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table shows for the fiscal years ended December 31, 2016 and 2015 the compensation of our named executive officers, who consist of our chief executive officer and the two most highly compensated executive officers other than our chief executive officer:

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary	Bonus	Equity Awards (1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation		Total
Varun Nagaraj President, Chief	2016	$302,725	-	-	-	$788	(3)	$303,513
Executive Officer	2015	$300,000	-	$32,800	$79,582	$788	(4)	$413,170
Anders Axelsson Vice President,	2016	$252,554	-	-	-	$788	(5)	$253,342
Sales & Marketing	2015	$250,000	-	$30,750	$88,424	$788	(6)	$369,962
Michael Farr Vice President of	2016	$252,554	-	-	-	$788	(7)	$253,342
Operations	2015	$250,000	-	$30,750	$35,370	$788	(8)	$316,908

(1)	The amounts in the “Equity Awards” column include the value of restricted stock awarded during 2015.
(2)	Amounts in this column represent payouts based under 2015 Bonus Plan described in the section entitled “Non-Equity Incentive Plans” below.
(3)	Includes a $500 contribution by the Company under its 401(k) plan, and $288 life insurance premium paid in 2016.
(4)	Includes a $500 contribution by the Company under its 401(k) plan, and $288 life insurance premium paid in 2015.
(5)	Includes a $500 contribution by the Company under its 401(k) plan, and $288 life insurance premium paid in 2016.
(6)	Includes a $500 contribution by the Company under its 401(k) plan, and $288 life insurance premium paid in 2015.
(7)	Includes a $500 contribution by the Company under its 401(k) plan, and $288 life insurance premium paid in 2016.
(8)	Includes a $500 contribution by the Company under its 401(k) plan, and $288 life insurance premium paid in 2015.

Outstanding Equity Awards at Fiscal 2016 Year-End

The following table provides the specified information concerning the number of outstanding equity awards held by each of the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2016:

Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Option Exercise Price	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Varun Nagaraj (1)	362,500	237,500	$1.76	7/31/2024	20,000	$35,000.00
Anders Axelsson (2)	364,583	135,417	$1.95	1/5/2024	18,750	$32,812.50
Michael Farr (3)	25,000	0	$1.50	3/6/2017	15,000	$26,250.00
Michael Farr (4)	10,000	0	$1.75	5/11/2021	—	—
Michael Farr (5)	19,792	5,208	$1.69	10/23/2023	—	—

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(1)	Stock options vest as to 25% of the shares on the one-year anniversary of 8/01/2014, with the remaining shares vesting ratably thereafter over a 3-year period, and will be fully vested on 8/01/2018.
(2)	Stock options vest as to 25% of the shares on the one-year anniversary of 1/06/2014, with the remaining shares vesting ratably thereafter over a 3-year period, and will be fully vested on 1/06/2018.
(3)	Stock options vest as to 25% of the shares on the one-year anniversary of 3/07/2007, with the remaining shares vesting ratably thereafter over a 3-year period, and were fully vested on 3/07/2011.
(4)	Stock options vest as to 25% of the shares on the one-year anniversary of 5/12/2011, with the remaining shares vesting ratably thereafter over a 3-year period, and were fully vested on 5/12/2015.
(5)	Stock options vest as to 25% of the shares on the one-year anniversary of 10/24/2013, with the remaining shares vesting ratably thereafter over a 3-year period, and were fully vested on 10/24/2017.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Retention Agreements. Effective April 2, 2012, we entered into retention agreements with certain executive officers and employees of the Company, including Gordon R. Arnold, Executive Chairman, and Tamara Allen, our Chief Financial Officer (together, the “Executives”). Except as may be noted below, the Executives’ retention agreements (the “Retention Agreements”) have substantially the same terms and provide that in the event the Executives’ employment with the Company is terminated without “cause” (as defined in the Retention Agreements), or they resign for “good reason” (as defined in the Retention Agreements) within the period beginning three months prior to and ending 12 months following a change of control of the Company (as defined in the Retention Agreements), the Executives will receive:

•	continued base salary (less applicable withholding taxes) for a period of six months (other than for Mr. Arnold, who receives his continued base salary (less applicable withholding taxes) for a period of 12 months) following the date of termination; provided, however, that any such salary continuation will immediately terminate upon their commencement of full-time employment with another employer;

•	continuation of commission payments (less applicable withholding taxes) for a period of 12 months following the date of termination, each of which commission payments will be equal to the average of the commission payments received by them, if any, during the six months prior to the date of termination;

•	a pro-rata portion of target fiscal year bonus, if any (less applicable withholdings), for the fiscal year in which their termination of employment occurs; provided, however, that such amount will be paid only if and to the extent that the relevant performance targets by the Company and/or the Executives, if any, are achieved. Such amount will be pro-rated for the period of time during the fiscal year that they were an employee of the Company and such amount will be paid at the time bonuses for the completed fiscal year are paid to other employees of the Company (but in no event later than two and one-half months following the end of the Company’s fiscal year);

•	50% acceleration of all then outstanding and unvested equity awards and an extension of the post-termination exercise period for any outstanding equity awards for an additional 12 months following the date of termination; provided, however, that in no event may the outstanding equity awards be exercised beyond their original term(s) or expiration date(s); and

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•	if continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) is timely elected, reimbursement for premiums paid for continued health benefits under COBRA for the Executives (and any eligible dependents) until the earlier of (i) six months from the date of termination of their employment with the Company, (ii) the date upon which they (and/or any eligible dependents) otherwise become eligible for health benefits under similar plans, or (iii) the date on which they (and/or any eligible dependents) are no longer eligible to receive continuation coverage pursuant to COBRA.

In order to be eligible to receive benefits under the Retention Agreements, the Executives must sign and not revoke a release of claims agreement in favor of the Company (in a form acceptable to the Company). The Retention Agreements also provide that the Executives shall comply with a 12 month non-solicitation obligation and requirements of the Company’s proprietary information and inventions agreement and shall agree to not disparage the Company and its officers, directors, employees and shareholders.

Transition Agreement. Effective January 6, 2014, we entered into a transition agreement with Mr. Arnold to provide for an orderly transition of his day-to-day leadership of Sierra Monitor in connection with the hiring of new senior leadership and to continue his employment as Executive Chairman through July 1, 2017. As defined in such agreement, Mr. Arnold will receive:

•	compensation for his services of a base salary at the annualized rate of $250,000;

•	stock options to purchase 100,000 shares of the Company’s Common Stock at an exercise price equal to the fair market value on the date of grant (the “Transition Option”). The Transition Option will vest as to 1/36th of the shares on the first month following the grant date (on the same day of the month as the grant date) and as to 1/36th of the shares subject to the Transition Option each month thereafter, so that the Transition Option will be fully vested and exercisable three years following the grant date, subject to Mr. Arnold continuing to provide services to the Company through the relevant vesting dates; provided however, in the event of (i) a Change of Control, as defined in the Retention Agreement, or (ii) Mr. Arnold’s employment is terminated for any reason other than for Cause, as defined in the Retention Agreement, Mr. Arnold will be entitled to accelerated vesting of 100% of the then unvested portion of the Transition Option;

•	continuation of vesting for all of Mr. Arnold’s other outstanding stock options or other equity (“Options”) in accordance with the applicable vesting schedule(s) and the terms and conditions of the Stock Plan and the applicable option agreement under which each such Option was granted during the Transition Period;

•	eligibility to participate in employee benefit plans currently and hereafter maintained by the Company of general applicability to other executive officers and accrual of vacation at the same rate in which Mr. Arnold accrues vacation as of immediately prior to the Effective Time during the Transition Period; and

•	eligibility for the severance and change of control benefits set forth in the Retention Agreement (to the extent applicable) and any severance and/or change of control benefits approved by the Board for other senior executive officers of the Company during the Transition Period.

Employment Offer Letter. Effective January 6, 2014, pursuant to the terms of an employment offer letter, Anders Axelsson joined the Company as Vice President, Sales and Marketing. As defined in the employment offer letter, Mr. Axelsson will receive:

•	an annual base salary of $250,000, subject to annual review. Mr. Axelsson was eligible to receive an annual bonus of up to 50% of his annual base salary in 2014 based upon achieving goals to be mutually agreed upon between Mr. Axelsson and the Company’s chief executive officer; provided that Mr. Axelsson’s bonus shall be no less than 25% of his annual base salary in 2014. In years subsequent to 2014, Mr. Axelsson will be eligible to receive an annual bonus of up to 100% of his annual base salary based upon achieving goals to be mutually agreed upon between Mr. Axelsson and the Company’s chief executive officer. In addition, Mr. Axelsson received a signing bonus of $25,000 in connection with his commencement of employment with the Company in January 2014;

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•	a stock option covering 500,000 shares of the Company’s Common Stock at an exercise price equal to 100% of the fair market value of the underlying shares of Common Stock on the grant date. Subject to the acceleration terms described below, 25% of the stock option will vest on the first anniversary of the employment commencement date, and the remaining unvested covered shares shall vest in 36 equal monthly installments thereafter;

•	if the Company terminates Mr. Axelsson’s employment without “cause” or if Mr. Axelsson resigns for “good reason,” each as defined in his employment agreement, outside of the period beginning three months prior to and ending 12 months following a change of control of the Company, as defined in the employment agreement (the “Axelsson Change in Control Period”), Mr. Axelsson will be entitled to receive the following compensation:
•	six months’ base salary;
•	six months’ annual target bonus;
•	continuation of commission payments for a period of six months following termination, each of which payments shall be equal to the average of the commission payments received by him in the six months prior to his date of termination;
•	six monthly payments of $3,500 in lieu of Company-subsidized COBRA; and
•	50% of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable.

•	the following compensation if the Company terminates Mr. Axelsson’s employment without “cause” or if Mr. Axelsson resigns for “good reason,” each as defined in the employment agreement, during the Axelsson Change in Control Period:
•	12 months’ base salary;
•	12 months’ annual target bonus;
•	continuation of commission payments for a period of 12 months following termination, each of which payments shall be equal to the average of the commission payments received by him in the six months prior to his date of termination;
•	12 monthly payments of $3,500 in lieu of Company-subsidized COBRA; and
•	all of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable.

•	Mr. Axelsson is eligible to participate in the benefit programs generally available to executives of the Company.

Employment Offer Letter. Effective July 7, 2014, pursuant to the terms of an employment offer letter, Varun Nagaraj joined the Company as President and Chief Executive Officer. As defined in the offer letter, Mr. Nagaraj will receive:

•	a starting base salary of $25,000 per month, which over a full year would equal $300,000 (the “Base Salary”). Commencing in January 2015, Mr. Nagaraj was eligible to receive an annual bonus of up to 75% of the Base Salary in 2015 based upon achieving goals to be mutually agreed upon between Mr. Nagaraj and the Board; provided, however, that the Company agreed that the annual bonus in 2015 would be no less than 25% of the Base Salary. In 2016 and, in the discretion of the Board, subsequent years, Mr. Nagaraj will be eligible to receive an annual bonus of up to 100% of the Base Salary, based upon achieving goals to be mutually agreed upon. Any such annual bonuses will be paid no later than March 15 of the following year; provided, however, Mr. Nagaraj must be an employee of the Company at the time such annual bonus is paid. With respect to the six month period from July through December 2014, Mr. Nagaraj received a fixed bonus of $50,000 in lieu of a performance based bonus;

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•	standard benefits package on terms comparable to those provided to the Company’s executive officers. During the term of employment with the Company, Mr. Nagaraj shall be entitled to paid vacation in accordance with the Company’s vacation accrual policies for its executive officers;

•	reimbursement of fees up to $50,000 per year for any normal and customary travel and board expenses toward a Doctor of Business Administration Program at Case Western University commencing in the fall of 2015 and ending in the spring of 2018. Fees will be paid directly to the University contingent upon Mr. Nagaraj’s continued progress and passing grades;

•	a stock option covering 600,000 shares of our Common Stock (the “Equity Award”). Subject to his continued service to us and subject to accelerated vesting specified below, 25% of the Equity Award will vest on the first anniversary of the employment commencement date and the remaining unvested covered shares shall vest in 36 equal monthly installments thereafter until 100% of the Equity Award will be vested on the fourth anniversary of the employment commencement date;

•	Subject to Mr. Nagaraj executing and not revoking a release of claims in favor of the Company, in the event his employment is terminated by the Company without “cause” or in the event he resigns for “good reason,” each as defined in his employment agreement, outside of the “Change in Control Period,” then (A) Mr. Nagaraj shall receive severance payments of six months’ Base Salary and six months’ annual target bonus, paid in a lump sum (B) Mr. Nagaraj shall receive six monthly payments of $3,500 in lieu of Company-subsidized COBRA, payable whether or not he or his covered dependents elect COBRA continuation benefits, and (C) 50% of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable (the “Termination Release Payment”); and

•	Subject to Mr. Nagaraj executing and not revoking a Release, in the event his employment is terminated by SMC other than for “Cause” within the period beginning on the date three months prior to, and ending on the date that is 12 months following the date upon which a “Change in Control” occurs (the “Nagaraj Change in Control Period”), or in the event that within the Nagaraj Change in Control Period Mr. Nagaraj voluntarily terminates his employment for Good Reason, then (A) he shall receive severance payments of 12 months’ Base Salary and 12 months’ annual target bonus, paid in a lump-sum, (B) he shall receive 12 monthly payments of $3,500 in lieu of Company-subsidized COBRA, payable whether or not you or your covered dependents elect COBRA continuation benefits, and (C) all of his then outstanding equity to acquire shares of the Company’s common stock or other equity awards shall immediately vest and become exercisable.

Non-equity Incentive Plans

2017 Bonus Plan: On February 24, 2017, our Board approved an executive cash incentive compensation plan and target cash incentive awards for the Company’s executive officers and its other key employees for 2017 fiscal performance (the “2017 Bonus Plan”). Payouts under the 2017 Bonus Plan are based on the Company’s achievement against certain targets for fiscal 2017 revenue. It is anticipated that any 2017 Bonus Plan payouts will be made in the first quarter of the Company’s 2018 fiscal year.

2016 Bonus Plan: On February 23, 2016, our Board approved an executive cash incentive compensation plan and target cash incentive awards for the Company’s executive officers and its other key employees for 2016 fiscal performance (the “2016 Bonus Plan”). Payouts under the 2016 Bonus Plan are based on the Company’s achievement against certain targets for the following financial metrics in fiscal 2016: revenue (50% weighted) and EBITDA Income (50% weighted).

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Equity Compensation Plan Information

The following tables summarize information regarding the various stock-based compensation plans under which the Company was authorized to issue equity securities as of December 31, 2016:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (2)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	1,642,000	$1.81	1,038,500
Equity compensation plans not approved by security holders	—	—	—
Total	1,642,000	$1.81	1,038,500

(1)	Consists of the Company’s 2006 Stock Plan that expired in March 2016.
(2)	Includes 88,501 shares of restricted stock issued under the Company’s 2006 Stock Plan.

Certain Relationships and Related Transactions

During our last fiscal year, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed 1% of the average of our total assets at the end of our fiscal years 2016 and 2015, which is $111,706, and in which any of our directors, executive officers, holders of more than 5% of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities during fiscal year 2016 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that Form 5 was not required for such persons, the Company believes that, during the fiscal year ended December 31, 2016, all other Section 16(a) reports applicable to its officers, directors and 10% shareholders were timely filed.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker and direct your written request to Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035, Attention: Secretary, or call 800-727-4377. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD

/s/ Gordon R. Arnold
Gordon R. Arnold
Chairman

Milpitas, California

April 24, 2017

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sierra monitor

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.investorvote.com/SRMC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

Item 1. Election of Directors.

01 - Gordon R. Arnold
02 - Varun Nagaraj
03 - C. Richard Kramlich
04 - Robert C. Marshall

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04
☐	☐	☐	☐

	For	Against	Abstain
Item 2. Proposal to ratify the appointment of Squar, Milner LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
Item 3. Non-binding proposal to approve the Company's executive compensation as disclosed in the Proxy Statement.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 3 2 6 0 0 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02KR6E

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NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 31, 2017, at 10:00 a.m., PST, virtually via the internet at www.meetingcenter.io/246024459

To access the virtual meeting, you must have the Username, which is the number printed in the shaded bar located on the front of this form and use the password for the meeting SRMC2017.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

smc sierra monitor

Proxy — SIERRA MONITOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
2017 ANNUAL MEETING OF SHAREHOLDERS — May 31, 2017

The undersigned shareholder(s) of Sierra Monitor Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 24, 2017, and hereby appoints Mr. C. Richard Kramlich and Mr. Robert Marshall, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Annual Meeting of Shareholders of Sierra Monitor Corporation to be held on Wednesday, May 31, 2017 at 10:00 a.m., Pacific Time, online at www.meetingcenter.io/246024459 using the password SRMC2017 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH MUST SIGN.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

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